Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVL

Supplement to:

Ameritas Advisor ClearEdge VUL

Prospectus Dated May 1, 2026

Supplement Dated September 24, 2026

Effective August 1, 2026, Templeton Asset Management Ltd. replaced The Putnam Advisory Company, LLC as a sub-advisor for Putnam VT International Value Fund (the "Fund").

Therefore, effective August 1, 2026, The Putnam Advisory Company, LLC is replaced with Templeton Asset Management Ltd. as a sub-advisor for the Fund and APPENDIX A: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY is updated as follows:

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses	Average Annual Total Returns as of 12/31/2025
			1 year	5 year	10 year
Seeks capital growth. Current income is a secondary objective.	Putnam VT International Value Fund, Class IA Putnam Investment Management, LLC / Franklin Advisers, Inc., Franklin Templeton Investment Management Limited and Templeton Asset Management Ltd.	0.81%	35.07%	12.77%	9.13%

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 947 09-26